                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                            _____________________

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 8, 2001
                            _____________________


                     NORTHPOINT COMMUNICATIONS GROUP, INC.
                     -------------------------------------
              (Exact name of registrant as specified in charter)

              Delaware                   000-29828      52-2147716
              ----------------------------------------------------
          (State of Incorporation)      (Commission     (IRS Employer
                                        File Number)    Identification No.)

                   5858 Horton Street, Emeryville, CA 94608
                   ----------------------------------------
                   (Address of principal executive offices)


     Registrants' telephone numbers, including area codes: (510) 450-7300

Item 5.      Other Events.

     On February 8, 2001, NorthPoint Communications, Inc. and NorthPoint Communications Group, Inc. executed amendment no. 1 to their existing Debtor in Possession credit agreement, a copy of which is attached hereto as Exhibits 99.1 and incorporated herein in its entirety by reference.

     On February 8, 2001, NorthPoint Communications Group, Inc. announced that its common stock had been delisted from the Nasdaq Stock Market and issued a press release regarding this matter, a copy of which is attached hereto as
Exhibit 99.3 and incorporated herein in its entirety by reference.

Item 7.      Exhibits.


  (c)  Exhibits

* 99.1 Amendment No. 1 to Debtor in Possession Credit Facility, dated February 8, 2001.

*    99.2  Press Release dated February 8, 2001.

___________________________

*    Filed herewith.

                               INDEX TO EXHIBITS
                               -----------------

Exhibit No.        Description
-----------        -----------

99.1 Amendment No. 1 to Debtor in Possession Credit Facility, dated February 8, 2001.

99.2      Press Release dated February 8, 2001.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


Dated: February 14, 2001      NORTHPOINT COMMUNICATIONS GROUP, INC.

                              By: /s/ Elizabeth A. Fetter
                              -------------------------------------------
                              Elizabeth A. Fetter
                              Chief Executive Officer, President and Secretary